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                                 EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated
December 30, 1994, included in Aurora Electronics, Inc.'s Form 10-K for the year ended September 30, 1994, as amended by Amendment No. 1 on Form 10K/A, and to all references to our Firm included in this registration statement.



                                       /s/    ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP

Orange County, California
March 22, 1995